Exhibit (A)

MONARCH FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James C. Cheng constitutes and appoints Anthony Fischer, Jack Singer and Curtis Barnes each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James C. Cheng

James C. Cheng

Dated: December 29, 2008

MONARCH FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that John Y. Keffer constitutes and appoints Anthony Fischer, Jack Singer and Curtis Barnes each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John Y. Keffer

John Y. Keffer

Dated: December 29, 2008

MONARCH FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Costas Azariadis constitutes and appoints Anthony Fischer, Jack Singer and Curtis Barnes each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Costas Azariadis

Costas Azariadis

Dated: December 29, 2008

MONARCH FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that J. Michael Parish constitutes and appoints Anthony Fischer, Jack Singer and Curtis Barnes each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A or Form N-14 and any or all amendments thereto of Forum Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ J. Michael Parish

J. Michael Parish

Dated: December 29, 2008